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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - October 2, 2000

                                 ---------------


                          RELIANCE GROUP HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-8278                 13-3082071
-------------------------------    ----------------------    -------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
Incorporation)                                               Identification No.)

Park Avenue Plaza, 55 East 52nd Street, New York, New York            10055
----------------------------------------------------------         -------------
      (Address of principal executive offices)                       (Zip Code)


                                 (212) 909-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 ---------------

                                 Not applicable

              ----------------------------------------------------
             (Former name or address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

         On October 2, 2000, Reliance Insurance Company ("Reliance Insurance"), a subsidiary of Reliance Group Holdings, Inc. ("Reliance") consummated the sale (the "Sale") to Overseas Partners US Holding Company ("OPUS Holding"), a Delaware corporation and a direct wholly-owned subsidiary of Overseas Partners Ltd., a Bermuda company ("OPL"), of all of the issued and outstanding capital stock of Reliance Reinsurance Company, a Delaware property and casualty insurance company and a wholly-owned subsidiary of Reliance Insurance ("Reliance Re").

         The Sale was made pursuant to the terms of the Stock Purchase Agreement dated as of June 30, 2000, by and between Reliance Insurance and OPL (the "Stock Purchase Agreement"), as amended by Amendment No. 1 thereto, dated as of June 30, 2000 ("Amendment No. 1"). Copies of the Stock Purchase Agreement and Amendment No. 1 are attached hereto as Exhibits 10.1 and 10.2, respectively. As permitted under the terms of the Stock Purchase Agreement, OPL assigned its right to acquire the outstanding capital stock of Reliance Re to its affiliate OPUS Holding.

         In consideration of the Sale, OPUS Holding paid to Reliance Insurance $36,944,605, which was comprised of $6,000,000 plus the value of Reliance Re's statutory capital and surplus as of August 31, 2000 (the "Interim Capital and Surplus"). The purchase price is subject to post-closing adjustment pursuant to Sections 2.5 and 6.15 of the Stock Purchase Agreement to determine the final adjusted purchase price (the "Capital and Surplus Adjustment"). In determining the Capital and Surplus Adjustment, within 60 days following the closing date of the transaction (the "Closing Date"), OPL will cause Reliance Re to deliver to Reliance Insurance a balance sheet of Reliance Re as of the Closing Date setting forth Reliance Re's capital and surplus as of the Closing Date (the "Closing Capital and Surplus"). If the Interim Capital and Surplus is less than the Closing Capital and Surplus, then OPUS Holding will pay to Reliance Insurance, as an adjustment to the purchase price, the full amount of such difference. If the Closing Capital and Surplus is less than the Interim Capital and Surplus, then Reliance Insurance will pay to OPUS Holding, as an adjustment to the purchase price, the full amount of such difference. The purchase price is also subject to reduction on January 2, 2001 and April 2, 2001 (each, an "Adjustment Date") in the event that Reliance Re no longer has a license to transact more than one property and casualty insurance line of business in any state in which it was so licensed as of the closing date, where the failure of Reliance Re to have such license is the result of actions taken by Reliance Insurance or Reliance Re prior to the Closing Date. The amount of any such purchase price reduction would be equal to $6,000,000, divided by the number of such licenses held by Reliance Re on the closing date, multiplied by the number of such licenses no longer held by Reliance Re on an Adjustment Date. The aggregate consideration for the Sale was determined based on an arm's length negotiation between Reliance and OPL.

         Prior to the Sale, no material relationship existed between Reliance and OPL, or any of its affiliates, any director or officer of Reliance or any associate of any such director or officer.


                                       2

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         In connection with the Sale, Reliance has entered into:

         o the Assumption Agreement, dated as of August 31, 2000, by and between Reliance Insurance and Reliance Re, a copy of which is included herein as Exhibit 10.3;

         o the Transition Services Agreement, dated as of September 28, 2000, by and between Reliance Insurance and OPL, a copy of which is included herein as Exhibit 10.4; and

         o the Commutation Agreement, dated as of August 31, 2000, by and between Reliance Insurance and Reliance Re, a copy of which is included herein as Exhibit 10.5.


         The foregoing description of and reference to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

         10.1 Stock Purchase Agreement by and between Reliance Insurance Company and Overseas Partners Ltd., dated as of June 30, 2000

         10.2 Amendment No. 1 to Stock Purchase Agreement, dated as of June 30, 2000.

         10.3 Assumption Agreement by and between Reliance Insurance Company and Reliance Reinsurance Company, dated as of August 31, 2000.

         10.4 Transition Services Agreement by and between Reliance Insurance Company and Overseas Partners Ltd., dated as of September 28, 2000.

         10.5 Commutation Agreement by and between Reliance Insurance Company and Reliance Reinsurance Company, dated as of August 31, 2000.


                                       3

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended Reliance Group Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RELIANCE GROUP HOLDINGS, INC.



                                     By:       /s/ Lowell C. Freiberg
                                        ----------------------------------------
                                        Name:  Lowell C. Freiberg
                                        Title: Executive Vice President and
                                               Chief Financial Officer


Date: October 13, 2000


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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
10.1             Stock Purchase Agreement by and between Reliance Insurance
                 Company and Overseas Partners Ltd., dated as of June 30, 2000, as amended by Amendment No. 1 thereto dated as of June 30, 2000.

10.2             Amendment No. 1 to Stock Purchase Agreement, dated as of
                 June 30, 2000.

10.3 Assumption Agreement by and between Reliance Insurance Company and Reliance Reinsurance Company, dated as of August 31, 2000.

10.4 Transition Services Agreement by and between Reliance Insurance Company and Overseas Partners, Ltd., dated as of September 28, 2000.

10.5 Commutation Agreement by and between Reliance Insurance Company and Reliance Reinsurance Company, dated as of August 31, 2000.


                                       5